                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (AMENDMENT NO.   )

Filed by the Registrant /X/

Filed by a Party other than the Registrant / /

Check the appropriate box:

/ /  Preliminary Proxy Statement                / /  Confidential, for Use of the Commission
                                                     Only (as permitted by Rule 14a-6(e)(2))
/X/  Definitive Proxy Statement
/ /  Definitive Additional Materials
/ /  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                              PATTEN CORPORATION
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/  $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), or 14a-6(i)(2) or
     Item 22(a)(2) of Schedule 14A.

/ / $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).

/ /  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

     (2)  Aggregate number of securities to which transaction applies:

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

     (4)  Proposed maximum aggregate value of transaction:

     (5)  Total fee paid:

/ /  Fee paid previously with preliminary materials.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

     (2)  Form, Schedule or Registration Statement No.:

     (3)  Filing Party:

     (4)  Date Filed:

                       [PATTEN CORPORATION LETTERHEAD]
                       5295 TOWN CENTER ROAD, SUITE 400
                          BOCA RATON, FLORIDA  33486
                   TEL: (407) 361-2700  FAX: (407) 361-2800

                                                                January 16, 1996

To our shareholders:

         You are cordially invited to attend a Special Meeting of Shareholders of Patten Corporation (the "Company") which will be held at the offices of the Company, 5295 Town Center Road, Suite 400 Boca Raton, Florida on Thursday, February 15, 1996 at 10:00 a.m., local time.

         The accompanying Notice of the Special Meeting and Proxy Statement describe the formal business to be transacted at the meeting and contain certain information about the Company.

         Please sign, date and return the enclosed proxy card promptly. If you attend the meeting, you may vote in person even if you have previously mailed a proxy card.

         Thank you for your attention and continued interest in our Company. We look forward to seeing you at the meeting.


Very truly yours,


/s/ George F. Donovan
-------------------------------------
George F. Donovan
President and Chief Executive Officer

                               PATTEN CORPORATION
                        5295 TOWN CENTER ROAD, SUITE 400
                           BOCA RATON, FLORIDA 33486


                           NOTICE OF SPECIAL MEETING
                        TO BE HELD ON FEBRUARY 15, 1996

         A Special Meeting of the Shareholders of Patten Corporation (the "Company") will be held at the offices of the Company, 5295 Town Center Road, Suite 400, Boca Raton, Florida on Thursday, February 15, 1996 at 10:00 a.m. local time, to consider and act on the following matters:

1. To approve an amendment to the Company's Restated Articles of Organization, as amended, changing the name of the Company to Bluegreen Corporation; and

2. To transact such other business as may properly come before the meeting or any adjournments thereof.

         The close of business on January 2, 1996 has been fixed as the record date for determining the shareholders entitled to notice of, and to vote at, the Special Meeting.

         THE PRESENCE OF A QUORUM IS IMPORTANT. THEREFORE, YOU ARE URGED TO SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD PROMPTLY BY MAIL WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING. THIS WILL NOT PREVENT YOU FROM VOTING IN PERSON, BUT WILL ENSURE THAT YOUR VOTE IS COUNTED IF YOU ARE UNABLE OR CHOOSE NOT TO ATTEND THE MEETING.

By order of the Board of Directors,


/s/ Patrick E. Rondeau
----------------------
Patrick E. Rondeau
Clerk
January 16, 1996

                             PATTEN CORPORATION
                      5295 TOWN CENTER ROAD, SUITE 400
                         BOCA RATON, FLORIDA  33486
                               (407) 361-2700
                         _____________________________

                       SPECIAL MEETING OF SHAREHOLDERS

                              FEBRUARY 15, 1996

                         _____________________________

                               PROXY STATEMENT

                         ______________________________

INFORMATION CONCERNING SOLICITATION

         This Proxy Statement is furnished to holders of common stock of Patten Corporation (the "Company") in connection with the solicitation of proxies by the Board of Directors of the Company for use at the Special Meeting of Shareholders (the "Special Meeting") to be held at the offices of the Company, 5295 Town Center Road, Suite 400, Boca Raton, Florida on Thursday, February 15, 1996 at 10:00 a.m., local time, and any adjournments thereof. If the enclosed proxy is signed and returned and is not revoked, it will be voted at the Special Meeting in accordance with the instructions of the shareholder(s) who execute(s) it. If no instructions are given, the proxy will be voted FOR the approval of the amendment to the Company's Restated Articles of Organization, as amended (the "Charter"), as proposed herein. The proxy of any shareholder may be revoked by such shareholder in writing addressed to Patrick E. Rondeau, the Clerk of the Company, at the above address or in person at any time before it is voted. Submission of a later dated proxy will revoke an earlier dated proxy.

         All costs of solicitation will be borne by the Company. The solicitation is to be principally conducted by mail and may be supplemented by telephone and personal contacts by Directors, executive officers and regular employees of the Company, without additional remuneration. Arrangements will be made with brokerage houses, banks and custodians, nominees and other fiduciaries to forward solicitation materials to the beneficial owners of the shares held of record. The Company will reimburse such persons for their reasonable out-of-pocket expenses incurred in connection with the distribution of proxy materials.

         It is anticipated that this Proxy Statement and the enclosed proxy will first be mailed to shareholders on or about January 16, 1996.

OUTSTANDING VOTING SECURITIES

         The Board of Directors has fixed the close of business on January 2, 1996, as the record date for determining the shareholders entitled to receive notice of, and to vote at, the Special Meeting. The number of shares of common stock of the Company ("Common Stock") outstanding and entitled to vote on that date was 19,537,515, with each share being entitled to one vote. A majority of the issued and outstanding shares as of the record date will constitute a quorum for the transaction of business at the Special Meeting.

         The affirmative vote of the holders of a majority of the shares outstanding and entitled to vote at the Special Meeting is required for the approval of the amendment to the Company's Charter changing its name to Bluegreen Corporation.

         Shares voted to abstain or to withhold as to a particular matter and shares as to which a nominee (such as a broker holding shares in street name for a beneficial owner) has no voting authority in respect of such matter, will be deemed represented for both quorum and voting purposes. Such shares will be the equivalent of negative votes. Votes will be tabulated by the Company's transfer agent subject to the supervision of persons designated by the Board of Directors as inspectors.

SHAREHOLDER PROPOSALS FOR THE COMPANY'S NEXT ANNUAL MEETING

         Proposals of shareholders of the Company intended to be presented at the 1996 Annual Meeting of Shareholders must be received by the Company not later than March 22, 1996 to be included in the Company's Proxy Statement and form of proxy relating to the 1996 Annual Meeting. Other requirements for inclusion are set forth in Rule 14a-8 under the Securities Exchange Act of 1934, as amended.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

         The following table sets forth certain information regarding beneficial ownership of the Company's Common Stock as of December 1, 1995 by
(a) each Director, (b) the Company's Chief Executive Officer and the other four most highly compensated officers who were serving as executive officers at the end of the fiscal year (April 2, 1995) (c) all Directors and executive officers as a group and (d) all persons known to be the beneficial owners of more than five percent of the Company's outstanding Common Stock. A nominal amount of Common Stock held by certain executive officers under the Company's 401(k) profit sharing plan has been excluded from the table. Unless otherwise noted, each shareholder has sole voting and investment ownership with respect to the shares of Common Stock listed.

                                                                                 Shares of
                                                                                Common Stock
                                                                                  Issuable
                                                                Exercisable         Upon                     Percent of
                                 Director     Common Stock        Options      Conversion of     Total         Shares
           Name           Age      Since   Benefically Owned   Within 60 days  Debentures(1)    Shares     Outstanding(2)
-------------------------------------------------------------------------------------------------------------------------
Joseph C. Abales(3)        81      1987         324,483            67,276         224,162       615,921         3.21%
George F. Donovan          57      1991          87,797           116,995              --       204,792         *
Ralph A. Foote             72      1987           7,495            67,276              --        74,771         *
Daniel C. Koscher          38        --           1,160            51,159              --        52,319         *
Alan L. Murray             48        --          41,249            57,577             231        99,057         *
Frederick M. Myers(4)      73      1990         136,500            55,919              --       192,419         *
Patrick E. Rondeau         49        --          10,799            38,274              --        49,073         *
Suart A. Shiklar(5)        49      1994         354,961             5,249          33,526       393,736         2.01%
Bradford T. Whitmore(6)    38      1990       1,943,510            50,240         482,659     2,476,409        12.37%

All Directors and executive                   2,927,904           528,769         740,578     4,197,251        20.70%
officers as a group (12 persons)
-------------------------------

Franklin Resources, Inc.   --        --       1,136,140                --              --     1,136,140         5.52%
 777 Mariners Island Blvd.
 San Mateo, California 94404(4)
-------------------------------


*   Less than 1%.

(1) The price of $8.65 per share (the current conversion price) is used to determine the shares of Common Stock into which the Company's 8.25% convertible subordinated debentures due 2012 (the "Debentures") are convertible.

(2) The denominator used to calculate the percent of shares outstanding includes shares issuable upon conversion of any Debentures and upon exercise of any options held by the applicable stockholder or group, plus 19,537,515 shares outstanding as of December 1, 1995.

(3) Includes 11,024 shares and 47,398 shares issuable upon the conversion of $410,000 aggregate principal amount of Debentures held by Mr. Abeles' wife of which he disclaims beneficial ownership.

(4) Includes 136,500 shares of Common Stock held by Mr. Myers' wife and children of which he disclaims beneficial ownership.

(5) Includes 2,890 shares of Common Stock issuable upon the conversion of $25,000 aggregate principal amount of Debentures held indirectly by Mr. Shikiar for which he disclaims beneficial ownership. Also includes 177,364 shares of Common Stock and 20,231 shares issuable upon the conversion of $175,000 aggregate principal amount of Debentures over which Mr. Shikiar exercises voting and investment power.

(6) Includes 1,207,180 shares of Common Stock and 482,659 shares issuable upon the conversion of $4,175,000 aggregate principal amount of Debentures held by Grace Brothers, Ltd. Mr. Whitmore is a general partner of Grace Brothers, Ltd. Mr. Whitmore exercises shared voting and investment power with respect to such share and disclaims beneficial ownership of such shares except to the extent of his proportionate interest therein. Grace Brothers, Ltd. is located at 100 W. Diversey Parkway, Suite 233, Chicago, Illinois 60614.

(7) Represents holdings as of December 31, 1994 as reported on the most recent Form 13G filed with the Securities and Exchange Commission, adjusted for a five percent Common Stock dividend paid in March, 1995.

PROPOSAL TO APPROVE AMENDMENT TO ARTICLES OF CHARTER

         On December 15, 1995, the Board of Directors of the Company approved a resolution, subject to approval by the shareholders of the Company, amending the Company's Charter to change the name of the Company to Bluegreen Corporation.

         The Board of Directors believes that the corporate name "Bluegreen Corporation" will provide the Company with a distinctive name, broad enough to cover all areas of operation as the Company continues to grow in existing markets and expand into new product lines. While the Company is a real estate operating entity, its land products are intended to fulfill a basic need of the American middle class: to own property and secure a better lifestyle than in preceding generations. Furthermore, the Company's expansion into timeshare development and sales has broadened the base of its lifestyle products. The Board of Directors believes that the name Bluegreen Corporation uniquely reflects these various aspects of the Company's business.

         If the proposed amendment to the Company's Charter is approved by the shareholders and is not abandoned by the Board of Directors, such amendment will become effective when Articles of Amendment of the Company's Charter are filed with the Secretary of State of The Commonwealth of Massachusetts. It is anticipated that such Articles of Amendment will be filed within 30 days of approval of the amendment by the shareholders at the Special Meeting. Notwithstanding approval of the Charter amendment by the shareholders at the Special Meeting, however, at any time prior to the filing of the foregoing Articles of Amendment with the Secretary of State of The Commonwealth of Massachusetts, the Board of Directors may abandon such amendment without further action by the shareholders of the Company if the Board deems such abandonment to be in the best interests of the Company.

         The Board of Directors recommends a vote FOR the above proposal to change the name of the Company to Bluegreen Corporation.

OTHER MATTERS

         As of the date of this Proxy Statement, the Board of Directors knows of no business to come before the Special Meeting except as set forth above.
If any other matters should properly come before the meeting, it is expected that the enclosed proxy will be voted on such matters in accordance with the best judgment of the proxies. Discretionary authority with respect to any such matters is conferred by the proxy.

By the order of the Board of Directors,


/s/ Patrick E. Rondeau
----------------------
Patrick E. Rondeau
Clerk
January 16, 1996

                                                                      APPENDIX A

                              PATTEN CORPORATION
                       5295 TOWN CENTER ROAD, SUITE 400
                          BOCA RATON, FLORIDA  33486


The undersigned stockholder of PATTEN CORPORATION, a Massachusetts corporation, hereby acknowledges receipt of the Notice of Special Meeting and Proxy Statement, each dated January 16, 1996, and hereby appoints Patrick E. Rondeau proxy and attorney-in-fact with full power of substitution, on behalf and in the name of the undersigned, to represent the undersigned at the Special Meeting of PATTEN CORPORATION to be held on Thursday, February 15, 1996 at 10:00 a.m. local time at the Offices of the Company 5295 Town Center Road, Suite 400, Boca Raton, Florida, and at any adjournment(s) thereof and to vote all shares of Common Stock which the undersigned would be entitled to vote if then and there personally present, on the matters set forth below. Either of such attorneys or substitutes shall have and may exercise all of the powers of said attorneys-in-fact thereunder.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER, OR IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE PROPOSAL AND AS SAID PROXY DEEMS ADVISABLE ON SUCH OTHER MATTERS AS MAY COME BEFORE THE SPECIAL MEETING.

To approve an amendment to the Company's         2.  In their discretion, the Proxies are authorized
Restated Articles of Organization, as amended,       to vote upon such other business as may properly
changing the name of the Company to                  come before this meeting.
Bluegreen Corporation.

   FOR           AGAINST         ABSTAIN         I PLAN TO ATTEND MEETING /  /
   /  /           /  /            /  /


                                                 Please sign exactly as your name appears on this proxy.
                                                 When shares are held by joint tenants or as community
                                                 property, both should sign.  When signing as attorney,
                                                 executor, administrator, trustee or guardian, please
                                                 give full title as such.  If a corporation, please
                                                 sign the full corporate name by President or other
                                                 authorized officer.  If a partnership, please sign in
                                                 partnership name by authorized person.

                                                 DATED:                                         ,  1996
                                                       -----------------------------------------

                                                 ------------------------------------------------------
                                                 Signature

                                                 ------------------------------------------------------
                                                 Signature

                                                 PLEASE VOTE, SIGN, DATE AND RETURN USING
                                                 THE ENCLOSED ENVELOPE